SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                  SCHEDULE 14A
                     Information Required In Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                       ----------------------------------

Filed by the Registrant |X|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12


                        PACIFICHEALTH LABORATORIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        PACIFICHEALTH LABORATORIES, INC.

                         1480 ROUTE 9 NORTH, SUITE 204

                              WOODBRIDGE, NJ 07095

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 16, 2000

TO THE STOCKHOLDERS OF PACIFICHEALTH LABORATORIES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PACIFICHEALTH LABORATORIES, INC. (the "Company") will be held at the Woodbridge Hilton, 120 Wood Avenue South, Iselin, New Jersey 08830 on August 16, 2000 at 10:00 a.m., local time, for the following purposes:

          1. To elect five (5) directors;

          2. To approve the Company's 2000 Incentive Stock Option Plan, in the form attached as Exhibit A to the Proxy Statement;

          3. To ratify the appointment of Larson, Allen, Weishair & Co., LLP as independent auditors for the Company for the fiscal year ending December 31, 2000; and

          4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has established the close of business on July 10, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof. In order that the meeting can be held and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date and sign, and promptly return the enclosed Proxy in the return envelope provided for your use. No postage is required if mailed in the United States.

                                          By order of the Board of Directors,

                                          David Portman, Secretary

July 12, 2000

                        PACIFICHEALTH LABORATORIES, INC.

                         1480 ROUTE 9 NORTH, SUITE 204

                              WOODBRIDGE, NJ 07095

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                AUGUST 16, 2000

     The enclosed Proxy is solicited on behalf of the Board of Directors of PACIFICHEALTH LABORATORIES, INC. (the "Company") for use at the Annual Meeting of Stockholders on August 16, 2000 (such meeting and any adjournment or adjournments thereof are referred to as the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. This Proxy Statement and the enclosed Proxy are being mailed to stockholders on or about July 12, 2000.

VOTING SECURITIES

     Only the holders of shares of common stock, par value $.001 per share (the "Common Stock"), of the Company (the "Shares") of record at the close of business on July 10, 2000 (the "Record Date") are entitled to receive notice of, and to vote at, the Annual Meeting. On that date, there were 4,629,367 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to cast one vote for the election of up to five nominees for the Board of Directors and to cast one vote on each other matter to be considered. The five (5) nominees for the Board of Directors receiving the highest number of affirmative votes of the Shares present or represented and entitled to be voted shall be elected as directors.

     A majority of outstanding Shares will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld from any director, abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. On any matters other than election of directors presented to stockholders, abstentions will be counted, and broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

REVOCABILITY OF PROXY

     Execution of the enclosed Proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. A stockholder, in exercising his right to vote in person at the Annual Meeting, effectively revokes all previously executed Proxies. In addition, the Proxy is revocable at any time prior to the effective exercise thereof by filing notice of revocation with the Secretary of the Company or by filing a duly executed Proxy bearing a later date.

PERSONS MAKING THE SOLICITATION

     The solicitation of Proxies is being made by the Company. The cost of such solicitation, including the actual expenses incurred by brokerage houses, nominees and fiduciaries in forwarding Proxy materials to beneficial owners, will be borne by the Company. In addition to solicitation by mail, certain officers and other employees of the Company may solicit Proxies in person, by mail, or by telephone.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of July 10, 2000, the Company had outstanding 4,629,367 shares of Common Stock. The following table sets forth information concerning the present ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than five percent of the Common Stock, by each of the Company's directors and executive officers, and by the Company's directors and executive officers, as a group.

                                                            COMMON STOCK (1)         COMMON STOCK (1)
NAME AND ADDRESS                                        AMOUNT BENEFICIALLY OWNED   PERCENTAGE OF CLASS
----------------                                        -------------------------   -------------------
OFFICERS AND DIRECTORS
----------------------
Robert Portman (2)....................................          1,761,434                  31.2%
  President, Chief Executive Officer and a Director
  188 Igoe Road
  Morganville, NJ 07751

Stephen P. Kuchen (3).................................               -0 -                    -0-
  Vice President, Chief Financial Officer
  and a Director
  39 Overbrook Drive
  Colonia, NJ 07067

David I. Portman (4)..................................            198,000                   4.3%
  Secretary and a Director
  300 Ocean Ave.-Apt #6A
  Long Branch, NJ 07740

T. Colin Campbell (5).................................            177,954                   3.8%
  Director
  26 Beckett Way
  Ithaca, NY 14850

Irving Tabachnick (6).................................             15,000                      *
  Director
  9 Woodland Avenue
  North Caldwell, NJ 07006

Executive Officers and Directors, as a group (5
  persons)............................................          2,152,388                  37.9%

OFFICERS AND DIRECTORS
----------------------

Jonathan D. Rahn (7)..................................            483,000                   9.9%

------------------
* Less than one percent

(1) Common Stock which is issuable upon the exercise of a stock option which is presently exercisable or which becomes exercisable within sixty days is considered outstanding for the purpose of computing the percentage ownership
    (x) of persons holding such options, and (y) of officers and directors as a group with respect to all options held by officers and directors.

(2) Includes (i) a presently-exercisable option issued pursuant to the Company's 1995 Incentive Stock Option Plan (a "1995 Plan Option") to acquire 275,000 shares at a price of $2.50 per share, (ii) a presently-exercisable 1995 Plan Option to acquire an additional 225,000 shares at a price of $3.75 per share, (iii) a presently-exercisable 1995 Plan Option to acquire an additional 200,000 shares at a price of $2.25 per share, and (iv) a 1998 Employment Contract Option to acquire an additional 316,667 shares at a price of $6.00 per share. Does not include (x) 200,000 shares of Common Stock owned by Jennifer Portman, Dr. Portman's wife, individually and as Trustee for his and her minor children, as to which Dr. Portman disclaims beneficial ownership, and (y) 1998 Employment Contract Options to purchase an additional 158,333 shares which are not vested and do not vest within sixty days, and (z) 1995 Plan Option to acquire an additional 100,000 shares at a price of $1.75 per share which are not vested and do not vest within sixty days.

(3) Does not include 1995 Plan Options to purchase 10,000 shares at $3.25 per share, and 25,000 shares at $2.375 per share, which are not vested and do not vest within sixty days.

(4) Includes a presently-exercisable 1995 Plan Option to acquire 5,000 shares at a price of $2.25 per share.

(5) Includes (i) a presently-exercisable 1995 Plan Option to acquire 5,000 shares at a price of $3.75 per share, and (ii) a presently-exercisable 1995 Plan Option to acquire an additional 5,000 shares at a price of $2.25 per share. Does not include 38,900 shares of Common Stock owned by Dr. Campbell's wife or 160,521 shares of Common Stock owned by Dr. Campbell's adult children, as to which he disclaims beneficial ownership.

(6) Includes a presently-exercisable 1995 Plan Option to purchase 10,000 shares at a price of $4.75, and (ii) a presently-exercisable 1995 Plan Option to acquire an additional 5,000 shares at a price of $2.25 per share.

(7) Includes (i) a presently-exercisable 1995 Plan Option to acquire 190,000 shares at a price of $3.75 per share, and (ii) a presently-exercisable 1995 Plan Option to acquire an additional 50,000 shares at a price of $2.25 per share.

CHANGE OF CONTROL

     There are no arrangements known to the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                            1. ELECTION OF DIRECTORS

     It is intended that the persons named as Proxies for this Annual Meeting will vote in favor of the election of the following nominees as directors of the Company, to hold office until the Annual Meeting of Stockholders in 2001 and until their successors are duly elected and qualified. All of the nominees are presently serving as directors of the Company. Each of the nominees has consented to serve if elected. However, if any of the nominees should become unavailable prior to the election, the holder of the Proxies may vote the Proxies for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors to be elected.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE SLATE OF NOMINEES SET FORTH IN THIS PROPOSAL. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS. THE FIVE NOMINEES RECEIVING THE HIGHEST NUMBER OF AFFIRMATIVE VOTES OF THE SHARES PRESENT OR REPRESENTED AND ENTITLED TO BE VOTED SHALL BE ELECTED AS DIRECTORS.

     Dr. Robert Portman, age 56, was appointed to the Board of Directors in April 1995. Dr. Portman has also served as President, Treasurer and Chairman of the Board of Directors of the Company since its inception. Dr. Portman has a PhD in Biochemistry and worked as a senior scientist at Schering Laboratories before co-founding M.E.D. Communications in 1974 with his brother, David Portman. In 1987, Dr. Portman started a consumer agency and, in 1993, he merged both agencies to form C&M Advertising. C&M Advertising, with billings in excess of $100 million, handled national advertising for such diverse accounts as Berlex Laboratories, Ortho-McNeil Laboratories, Tetley Tea, Radisson Hotels and HIP of New Jersey. Effective June 1, 1995, Dr. Portman relinquished his responsibilities as Chairman of C&M Advertising (which since has been renamed "The Sawtooth Group") to assume his present positions with the Company on a full time basis, and, in September 1996, Dr. Portman sold his interest in that company.

     Stephen P. Kuchen, age 39, joined the Company in February of this year as Controller, and was appointed a director in June to fill a vacancy. At that time, he also was appointed Chief Financial officer of the Company. Prior to joining the Company, from May 1996 to February 2000, Mr. Kuchen was employed as the Controller of Able Laboratories, a South Plainfield, New Jersey based subsidiary of Dynagen, Inc., that manufactures and sells generic pharmaceuticals. Prior to his employment by Able Laboratories, Mr. Kuchen was the Controller of Jerhel Plastics, a privately-owned manufacturer of women's compact cases, between June 1993 and May 1996. Mr. Kuchen is a graduate of Seton Hall University in South Orange, NJ, and is a certified management accountant.

     David I. Portman, age 59, has served as Secretary and a director of the Company from its inception. Mr. Portman has a BS in Pharmacy and an MBA. He worked as a sales representative and marketing manager for Eli Lilly, Beecham-Massengill, Winthrop Laboratories and Sandoz Pharmaceuticals before co-founding M.E.D. Communications in 1974. In 1988, Mr. Portman sold his interest in M.E.D. Communications to Robert Portman, and became President of TRIAD Development, a real estate company that has numerous commercial and rental properties in New Jersey, a position that he still holds. Mr. Portman also has served as a director of First Montauk Securities Corp. since 1993.

     Robert Portman and David Portman are brothers.

     Dr. T. Colin Campbell, age 66, has served as a director of the Company since its inception. Dr. Campbell also serves as Chairman of the Company's U.S. Scientific Advisory Board. Dr. Campbell has been Jacob Gould Schurman Professor of Nutritional Biochemistry of Cornell University since 1985. Over the past three decades, Dr. Campbell has been directing research correlating diet, lifestyle and disease. In 1979, Dr. Campbell, with the encouragement of the Chinese government, initiated the largest epidemiological study ever undertaken focusing on the relationship between nutrition and disease. The China-Cornell Research Project is expected to continue well into the 21st Century. Dr. Campbell is an honorary professor at the Chinese Academy of Preventive Medicine.

     Dr. Irving I.A. Tabachnick, age 75, was elected a director of the Company in December 1997. Dr. Tabachnick has served as a consultant to Schering Plough Corporation, a New York Stock Exchange listed company, since 1989. Prior to 1989, he was employed by Schering Plough Corporation in a number of positions, including Vice President--Drug Safety and Metabolism, Senior Director--Biological Research and Development, and Director--Biological Sciences and Director--Physiology and Biochemistry.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors took action by unanimous consent in lieu of meeting twice in 1999, but did no did not meet during the year. The Company's Audit Committee, the members of which during 1999 were T. Colin Campbell, Irving I.A. Tabachnick and Jonathan D. Rahn, met twice in 1999, with all members in attendance.

     The Audit Committee of the Board of Directors is now composed of Dr. Campbell, Dr. Tabachnick and Stephen P. Kuchen, Vice President and Chief Financial Officer of the Company. Mr Kuchen replaced Jonathan Rahn on the Committee in June 2000. The Company does not have standing nominating or compensation committees, or any other standing committees apart from the Audit Committee.

DIRECTORS' COMPENSATION

     For the year ended December 31, 1999, the Company compensated its two independent Directors, T. Colin Campbell and Irving I.A. Tabachnick, by granting them each 5,000 options, exercisable at $2.25 per share, vesting immediately, and expiring on March 2, 2004. The exercise price of these options was based upon the closing price of the Company's common stock on March 2, 1999, the date of grant. These directors' duties include attendance at board meetings and board actions in wriitng in lieu of formal meetings, attendance at the Annual Shareholders' meeting, and meetings of the Audit Committee.

EXECUTIVE COMPENSATION

     Robert Portman is the only executive officer of the Company with a fixed-term employment agreement. Under this agreement, Dr. Portman is employed for a three-year term commencing January 1, 1998, at an annual salary of $150,000 for the first two years, and at a salary to be determined by the Compensation Committee of the Company's Board of Directors during the third year. The Board of Directors has approved an increase in Dr. Portman's salary to $200,000 for the current year.

     Dr. Portman's employment agreement also provided for a grant of options under the Company's Incentive Stock Option Plan, to purchase up to 475,000 shares of Common Stock at a price of $6.00 per share, the initial public offering price of shares in the Company's public offering in December 1997. This option vests as to one-third of the shares issuable upon full exercise of the option as of the first, second and third anniversaries of the effective date of the employment agreement, provided that Dr. Portman is employed by the Company at such dates. To the extent not previously vested, the option also will vest if Dr. Portman's employment is terminated by the Company without cause. In addition, if Dr. Portman's employment is terminated by the Company without cause, or by Dr. Portman with cause, Dr. Portman will be entitled to receive payment of an amount equal to the lesser of full salary for one year or for the remaining term of the agreement.

SUMMARY COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning compensation paid to Robert Portman and to Jonathan Rahn, former Executive Vice President of the Company, in 1999, 1998 and 1997. No executive officers of the Company other than Dr. Portman and Mr. Rahn received compensation of $100,000 or more in fiscal 1999, 1998 and 1997:

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                                  -------------------------   ---------------------------------
                                                                                      AWARDS            PAYOUTS
                                                                              -----------------------   -------
                                                                                           SECURITIES
                                                                     OTHER                   UNDER-                 ALL
                                                                    ANNUAL    RESTRICTED     LYING                 OTHER
                                                                    COMPEN-     STOCK       OPTIONS/     LTIP     COMPEN-
                                                  SALARY    BONUS   SATION     AWARD(S)       SARS      PAYOUTS   SATION
       NAME AND PRINCPAL POSITION          YEAR     ($)      ($)      ($)        ($)          (#)         ($)       ($)
                   (A)                     (B)      (C)      (D)      (E)        (F)          (G)         (H)       (I)
       --------------------------          ----   -------   -----   -------   ----------   ----------   -------   -------
Robert Portman,..........................  1999   150,000    -0-       (1)       -0-        300,000       -0-       -0-
  President                                1998   150,000    -0-       (1)       -0-          -0-         -0-       -0-

Jonathan Rahn,...........................  1999   103,333    -0-       (1)       -0-         50,000       -0-       -0-
  Executive Vice President                 1998   125,000    -0-       (1)       -0-         -0-           -0-      -0-
                                           1997   100,000    -0-       (1)       -0-         -0-           -0-      -0-

------------------

(1) Less than 10% of annual salary and bonus.

STOCK OPTIONS

     The following table sets forth certain information regarding options granted in fiscal 1999:

                     OPTION/SAR GRANTS IN FISCAL YEAR 1999
                              (INDIVIDUAL GRANTS)

                                                                              PERCENT OF
                                                               NUMBER OF        TOTAL
                                                               SECURITIES    OPTIONS/SARS
                                                               UNDERLYING     GRANTED TO    EXERCISE OR
                                                              OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION
                            NAME                              GRANTED (#)    FISCAL YEAR      ($/SH)         DATE
                            (A)                                   (B)            (C)            (D)          (E)
                            ----                              ------------   ------------   -----------   ----------
Robert Portman..............................................    200,000          34.1%         $2.25        3/2/04
Robert Portman..............................................    100,000          17.1%         $1.75       11/5/04
Jonathan Rahn...............................................     50,000           8.5%         $2.25        3/2/04

     The following table sets forth information with respect to the number of unexercised options and the value of unexercised "in-the-money" options held by Robert Portman and Jonathan Rahn at December 31, 1999:

            AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 1999 AND
                         OPTION/SAR VALUES AT 12/31/99

                                                                        NUMBER OF SECURITIES         $ VALUE OF UNEXERCISED
                                                SHARES                 UNDERLYING UNEXERCISED             IN-THE-MONEY
                                               ACQUIRED                     OPTIONS/SARS                  OPTIONS/SARS
                                                  ON       VALUE             AT 12/31/99                   AT 12/31/99
                                               EXERCISE   REALIZED    EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
                    NAME                         (#)        ($)                  (#)                           ($)
                     (A)                         (B)        (C)                  (D)                           (E)
                    ----                       --------   --------   ---------------------------   ---------------------------
                                                                     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                                     -----------   -------------   -----------   -------------
Robert Portman...............................    -0-        -0-        841,667        458,333        75,000         50,000
Jonathan Rahn................................    -0-        -0-        200,000         50,000        -0-            -0-

     For the purpose of computing the value of "in-the-money" options at December 31, 1999, in the preceding table, the fair market value of the Common Stock at such date is deemed to be $2.25 per share, the closing sale price of the Common Stock on such date as reported by Nasdaq.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the last two fiscal years, the Company has not entered into any material transactions or series of transactions which, in the aggregate, would be considered material in which any officer, director or beneficial owner of 5% or more of any class of capital stock of the Company had a direct or indirect material interest, nor are any such transactions presently proposed.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders") to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission ("SEC") on Forms 3, 4 and 5. Officers, directors and 10% Stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such reports received by it and/or written representations from officers, directors and 10% Stockholders who did not file reports on Form 5 in respect of fiscal 1999 that a filing was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were complied with in a timely manner in 1999, with the exception of the failure by Robert Portman to file to Form 4 on or before December 10, 1999, to report the Company's grant to him of options to purchase 100,000 shares of Common Stock at a price of $1.75 per share on November 5, 1999. This transaction was reported by Dr. Portman on his Form 5 for 1999 which was timely filed on February 14, 2000.

              2. APPROVAL OF YEAR 2000 INCENTIVE STOCK OPTION PLAN

     The shareholders of the Company are asked to approve the Company's Year 2000 Incentive Stock Option Plan (the "2000 Stock Plan" or "Plan"), in the form attached as Exhibit A to this Proxy Statement. The Board of Directors has approved the Plan, subject to the approval of shareholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting is required to approve the Plan.

SUMMARY OF PLAN

     The principal features of the 2000 Stock Plan are as follows:

  Purpose

     The purpose of the 2000 Stock Plan is to enable the Company to provide a performance incentive to eligible employees, consultants, advisors and directors whose present and potential contributions are important to the Company's success, and to help the Company compete with other companies to hire and retain such persons. The adoption of the 2000 Stock Plan was intended to ensure that a reasonable number of shares will be available to meet these needs.

  General

     The 2000 Stock Plan provides for awards of stock options to officers, other employees, consultants and advisors (including non-employee directors) of the Company and its subsidiaries. The Company currently has nine employees, approximately 25 non-employee consultants and advisors, and three non-employee directors.

     An aggregate of 1,500,000 shares of Common Stock have been reserved for issuance under the Plan. As of June 30, 2000, such shares had a market value of $5,156,250, based on the $3 7/16 closing price of the Common Stock as reported by The Nasdaq Stock Market ("Nasdaq") on such date. Unless the Board of Directors provides otherwise, shares covered by expired or terminated options are available for subsequent awards under the Plan. The Plan expires on May 1, 2010, and no option may be granted under the Plan after that date, although outstanding options may still be exercised.

  Administration

     The 2000 Stock Plan will be administered by our Board of Directors, which has broad discretion to determine the individuals entitled to participate in the Plan and to prescribe conditions (such as the completion of a period of employment) that must be satisfied before awards vest. The Board of Directors also has the authority to determine the persons or entities to whom and the time at which options under the Plan ("Options") are granted, the number of shares of Common Stock to be subject to Options ("Option Shares") and the price and other terms and conditions of the Options.

     The Board of Directors may appoint a committee consisting of three or more of its members to operate and administer the Plan. As used in the remainder of this discussion of the 2000 Stock Plan, the term "Board" refers to the Board of Directors or any committee appointed by the Board of directors to administer the Plan.

  Option terms

     Eligibility. Officers, employees and directors of, and advisors and consultants to, the Company or its affiliates are eligible to receive Options under the 2000 Stock Plan. Awards under the Plan may be made either in the form of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "IRC Code"), or options that are not incentive stock options ("non-ISOs"). Generally, only natural persons who are employees of the Company are eligible to receive ISOs. Consultants, advisors and non-employee directors are eligible only to receive non-ISOs.

     Generally, Options shall not be transferable otherwise than by will or the laws of descent and distribution. The Board may permit transfers of non-ISO.

     Exercise Price. The price per Option Share payable upon exercise of an ISO may not be less than be the fair market value of the Common Stock at the time of grant, as determined by the Board (110% of fair market value in the case of an ISO granted to an individual who at the time of the grant owns more than 10% of the combined voting power of the Company's Common Stock). The exercise price of a non-ISO may be less than the fair market value of the Common Stock at the time of grant.

     Upon exercise of an Option, the exercise price for the Option Shares purchased is payable in cash, by certified check payable to the order of the Company, or by such other mode of payment as the Board may approve.

     Term of Options and Early Termination. The term of an ISO may not be more than ten years (five years in the case of an ISO granted to an individual who at the time of the grant owns more than 10% of the combined voting power of the Company's Common Stock). The term of a non-ISO may be any period that the Board may determine.

     If the employment of an employee to whom an Option has been granted is terminated for any reason other than cause, death or disability, the Option expires 90 days after the date of termination or the normal expiration date, whichever is earlier. If employment is terminated for cause (as defined in the Plan), the Option expires upon termination. If employment is terminated because of the optionee's disability, the Option expires twelve months after the date of such termination or the normal expiration date, whichever is earlier. If employment because of the optionees's death, or if an optionee dies within three months after the termination of his or her employment, except where such termination was for cause, the Option expire twelve months after the date of death or the normal expiration date, whichever is earlier.

     Unless it has otherwise agreed with the Option holder, the Board may accelerate the expiration date of outstanding Options in the event of a change of control, as defined in Section 6(e) of the Plan (a "Change of Control"). In addition, at the time an Option is granted, the Board may establish other terms and conditions for the early termination of the Option.

AMENDMENTS AND ADJUSTMENTS

     The number and types of Options that may subsequently be issued under the 2000 Stock Plan and any outstanding Options will be adjusted to prevent dilution or enlargement of the benefits available under the Plan if certain events occur. These events include stock dividends, stock splits, reclassifications and recapitalizations and similar changes in the Company's capital structure, as well as mergers and consolidations involving a Change of Control.

     The Board may amend the Plan from time to time in such manner as it may deem advisable, subject to compliance with corporate and securities laws and regulations and Nasdaq listing requirements. In order to satisfy Code requirements applicable to ISO's, shareholder approval or ratification of an amendment also may be required.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax laws relating to stock options are complex, are subject to periodic change by Congress and are subject to changing and differing interpretations. Consequently, the following description is only a summary of the federal income consequences associate with the operation of the 2000 Stock Plan. It is based on current provisions of the IRC Code and published rulings of the Internal Revenue Service, which are subject to change. It does not purport to be a complete description of all relevant federal tax provisions, and does not cover any state or local tax consequences.

     Incentive Stock Options. When an optionee exercises an ISO while employed by the Company or one of its subsidiaries or within the three month (one year for disability or death) period after the termination of employment, no ordinary income will be recognized by the optionee at that time. The excess, if any, of the fair market value of the Option Shares acquired upon such exercise over the option price (the "spread") will be an adjustment to the taxable income of the optionee for alternative minimum tax purposes. If the Option Shares acquired upon exercise are not disposed of prior to the expiration of one year after the date of exercise and two years after the date of grant of the Option, the excess, if any, of the sales proceeds over the exercise price of the Option Shares will be long term capital gain, and the Company will not be entitled to any federal income tax deduction with respect to such gain. If the Option Shares are disposed of prior to the expiration of such periods (a "disqualifying disposition"), the spread (up to the amount of the gain on the disposition) will be ordinary income to the Optionee at the time of such disqualifying disposition, and the Company will be entitled to a federal income tax deduction in a like amount.

     Nonqualified Stock Options. When an optionee exercises a non-ISO, the difference between the exercise price and any fair market value of the Option Shares on the date of exercise will be ordinary income to the optionee, subject to income tax withholding as wages and will be allowed as a deduction to the Company for federal income tax purposes. When an optionee disposes of these Option Shares, any amount received in excess of the fair market value of the Option Shares on the date of exercise will be treated as long term or short term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the Option Shares on the date of exercise, the loss will be treated as long term or short term capital gain, depending upon the holding period of the Option Shares.

     Stock for Stock Exchanges. Additional special rules apply if the exercise price for an Option is paid for in shares previously owned by the optionee rather than in cash.

PLAN BENEFITS

     As awards under the 2000 Stock Plan will be discretionary, the Company cannot currently determine the recipients and number of awards that will be made pursuant to the 2000 Stock Plan. Information concerning options received by the Company's present directors and certain past and present executive officers of the Company under the Company's 1995 Stock Option Plan are described in the footnotes to the Security Ownership table which begin on page 2 of this Proxy Statement, and in the tables under the caption "Stock Options" beginning on page 5.

                   3. RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Larson, Allen, Weishair & Co., LLP ("LAW") (formerly Schiffman Hughes Brown, PC) as independent auditors for the Company for the fiscal year ending December 31, 2000. A proposal to ratify that appointment will be presented at the Annual Meeting. LAW had served as the Company's auditors since the Company's incorporation and has no relationship with the Company other than that arising from its employment as independent auditors. Representatives of LAW are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from the stockholders. If the appointment of LAW is not ratified by the stockholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF LARSON, ALLEN, WEISHAIR & CO., LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     This Proxy Statement incorporates by reference the Company's Annual Report to Stockholders which is being delivered to Stockholders herewith in respect to the annual stockholders meeting to which this Proxy Statement relates.

OTHER MATTERS

     The Company is not aware of any other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, however, the enclosed Proxy confers discretionary authority with respect thereto.

     The Company's Annual Report to Stockholders for the year ended December 31, 1999, including financial statements and other information with respect to the Company and its subsidiaries, was mailed to the stockholders on April 7, 2000, and is not to be regarded as proxy solicitation material.

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any proposal by a stockholder to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company at the Company's principal executive offices, 1480 Route 9 North, Suite 204, Woodbridge, NJ 07095, no later than May 14, 2001, or, if the Company's 2001 Annual Meeting is held on or before August 11, 2001, such proposal must be received a reasonable time before the Company's solicitation of proxies for that meeting is made.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          David Portman, Secretary

Dated: July 12, 2000

                        PACIFICHEALTH LABORATORIES, INC.
                          YEAR 2000 STOCK OPTION PLAN

     1. Purpose. The Plan is intended as an additional incentive to key employees, consultants, advisors and members of the Board of Directors (together, the "Optionees") to enter into or remain in the service or employ of PACIFICHEALTH LABORATORIES, INC. (the "Company"), or any Affiliate (as defined below) of the Company, and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights (the "Options") to acquire the Company's Common Stock, par value $.001 per share (the "Common Stock"). Each Option granted under the Plan to a person who is employed by the Company or an Affiliate is intended to be an incentive stock option ("ISO") within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes, except to the extent (i) any such ISO grant would exceed the limitation of subsection 6(a) below, or (ii) any Option is specifically designated at the time of grant (the "Grant Date") as not being an ISO. No Option granted to a person who is not an employee of the Company or any Affiliate on the Grant Date, or is not identified as an ISO in the Option Documents (as hereinafter defined), shall be an ISO.

     For purposes of the Plan, the term "Affiliate" shall mean a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 424(e) or (f) of the Code.

     2. Administration. The Plan shall be administered by the Board of Directors of the Company, without participation by any director on any matter pertaining to him, provided that any director may join in a written consent to action signed by all directors notwithstanding that such action pertains to such director, in whole or in part. The Board of Directors may appoint a Stock Option Committee composed of three or more of its members to operate and administer the Plan in its stead. The Stock Option Committee or the Board of Directors in its administrative capacity with respect to the Plan is referred to herein as the "Committee."

     The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

     The Committee shall from time to time at its discretion grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to determine the Optionees to whom and the times at which Options shall be granted, the number of Option Shares (as defined in Section 4 below) to be covered by such Options and the price and other terms and conditions thereof, including a specification with respect to whether an Option is intended to be an ISO, subject, however, to the express provisions of the Plan. In making such determinations the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final, binding and conclusive.

     No member of the Board of Directors or the Committee shall be personally liable for any action or determination made in good faith with respect to the Plan or any Option granted under it, nor shall any member of the Board of Directors or Committee be liable for any act or omission of any other member of the Committee or for any omission on his own part, including but not limited to the exercise of or the failure to exercise any power or discretion given to him under the Plan, except that this section shall not absolve any member of personal responsibility for liabilities which arises out of or result from (i) an intentional infliction of harm on the Company or its shareholders, (ii) intentional violation of criminal law, (iii) acts or omissions that would result in liability under Section 174 of the Delaware General Corporation Law, and (iv) for any transaction from which the member derived improper personal benefit.

     In addition to such other rights of indemnification as he may have as a member of the Board of Directors or the Committee, and with respect to the administration of the Plan and the granting of Options under it, each member of the Board of Directors and of the Committee shall be entitled without further action on his part to indemnity from the Company for all expenses (including the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he continues to be such member of the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not include any expenses incurred by such member of the Board of Directors or Committee: (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Board of Directors or the Committee; or (ii) in respect of any settlement amount in excess of an amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification hereunder shall be available to or accessible by any such member of the Committee unless within a reasonable time after institution of any such action, suit or proceeding (which shall be no later than the earlier of ten (10) days prior to the date that any responsive pleading or other action in response to the institution of any such proceeding is due, or ten (10) days after he has actual notice of the institution of such proceeding) he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors or the Committee and shall be in addition to all other rights to which such member of the Board of Directors or the Committee would be entitled to as a matter of law, contract or otherwise.

     3. Eligibility. All employees of the Company or its Affiliates (who may also be directors of the Company or its Affiliates) shall be eligible to receive Options hereunder, and such Options may be either ISOs or Options which are not ISOs (hereinafter, "Nonqualified Options"). Consultants, advisors and non-employee directors of the Company shall be eligible to receive only Nonqualified Options hereunder. The Committee, in its sole discretion, shall determine whether an individual qualifies as an employee or an Optionee. An Optionee may receive more than one Option.

     4. Option Shares. The aggregate maximum number of shares of the Common Stock for which Options may be granted under the Plan is One Million Five Hundred Thousand (1,500,000) shares (the "Option Shares"), which number is subject to adjustment as provided in Section 8(b). Option Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be the subject of an Option granted pursuant to the Plan.

     5. Term of Plan. The Plan shall be effective as of the date it is adopted by the Board of Directors of the Corporation (the "Effective Date"), but shall terminate (a) on the first anniversary of the Effective Date unless the Plan is approved by the stockholders of the Company as set forth in section 422(b)(1) of the Code prior to the first anniversary of the Effective date, and (b) if the Plan is so approved, on the tenth anniversary of the Effective Date. Notwithstanding anything to the contrary herein or in any Option Document (as hereinafter defined), any Options granted hereunder shall terminate on the first anniversary of the Effective Date if the Plan is not approved by the shareholders of the Company prior to the first anniversary of the Effective Date.

     6. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written documents (the "Option Documents") in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and with any other terms and conditions (including vesting schedules for the exercisability of Options) which the Committee shall from time to time provide which are not inconsistent with the terms of the Plan.

          a. Number of Option Shares. Each Option Document shall state the number of Option Shares to which it pertains. In no event shall the aggregate fair market value, as of the Grant Date, of Option Shares with respect to which an ISO is exercisable for the first time by the Optionee during any calendar year (under all incentive stock option plans of the Company or its Affiliates) exceed $100,000.

          b. Option Price. Each Option Document shall state the price at which Option Shares may be purchased (the "Option Price"), which, for any ISO, shall be at least 100% of the fair market value of the Common Stock on the date the option is granted as determined by the Committee; provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under section 424(b) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the ISO Option Price shall be at least 110% of the fair market value of the Option Shares on the Grant Date. The Option Price of Nonqualified Options may be below 100% of the fair market value of the Common Stock on the Grant Date. The fair market value of the Common Stock shall be as determined by the Committee, provided that the fair market value of the Common Stock on the Grant Date in respect of the grant of an ISO shall be determined in accordance with Section 422(b)(4) of the Code and Regulations hereunder.

          c. Medium of Payment. An Optionee shall pay for Options Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

          d. Termination of Options. No Option shall be exercisable after the first to occur of the following:

             (i) Expiration of the Option term specified in the Option Documents pertaining thereto, which shall not exceed ten years from the date of grant (or five years from the date of grant in the case of an ISO if, on such date the Optionee owns, directly or by attribution under section 424(b) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate);

             (ii) If the Optionee is an employee of the Company or an Affiliate, expiration of three months (or such shorter period as the Committee may select) from the date the Optionee's employment with the Company or its Affiliates terminates for any reason other than (A) disability (within the meaning of section 22(e)(3) of the Code) or death, or (B) circumstances described by subsection (d)(v), below; or expiration of one year from the date the Optionee's employment with the Company or its Affiliates terminates by reason of the Optionee's disability (within the meaning of section 22(e)(3) of the Code) or death;

             (iii) The date, if any, fixed by the Committee as an accelerated expiration date in the event of a "Change in Control" described in sub-Section 6(e)(i) and (ii) below, provided an Optionee who holds an Option affected by such acceleration of expiration date is given written notice at least sixty (60) days before the date so fixed;

             (iv) The date set by the Committee to be an accelerated expiration date after a finding by the Committee that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted adversely affects or, in the determination of the Committee, may adversely affect in the foreseeable future, the Company, provided that (A) an Optionee who holds an Option affected by such acceleration of expiration date is given written notice at least sixty
        (60) days before the date so fixed, and (B) the Committee may take whatever other action, including acceleration of any exercise provisions, it deems necessary or appropriate should it make the determination referred to hereinabove; or

             (v) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been discharged from employment or service with the Company or an Affiliate for Cause. For purposes of this Section, "Cause" shall mean: (A) a breach by Optionee of his employment or service agreement with the Company or an Affiliate, (B) a breach of Optionee's duty of loyalty to the Company or an Affiliate, including without limitation any act of dishonesty, embezzlement or fraud with respect to the Company or an Affiliate, (C) the commission by Optionee of a felony, a crime involving moral turpitude or other act causing material harm to the Company's or an Affiliate's standing and reputation, (D) Optionee's continued failure to perform his duties to the Company or an Affiliate or (E) unauthorized disclosure of trade secrets or other confidential information belonging to the Company or an Affiliate. In the event of a finding that the Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all

        Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price; provided, however, that, with respect to any Non-Qualified Option, the Committee may provide other and additional terms and conditions in the Option Document which are expressly or by implication at variance with the above terms and conditions, in which case the terms and conditions set forth in the Option Documents shall be controlling.

          e. Change of Control. In the event of a Change in Control (as defined below), the Committee may take whatever action with respect to the Options outstanding it deems necessary or desirable, including, without limitation, accelerating the vesting, expiration or termination dates in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionee; provided, however, that (x) the Committee shall not accelerate the expiration or termination date of any outstanding option except in the case of a Change in Control as described in sub-Sections (i) or (ii) below, and (y) the Committee may provide in the Option Documents other and additional terms and conditions of such Option which are applicable if a Change of Control occurs, including terms and conditions which limit the Committee's discretion under this section. A Change of Control shall be deemed to have occurred upon the earliest to occur of the following events:

             (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

             (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company;

             (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock immediately before the merger or consolidation;

             (iv) the date any entity, person or group, (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (B) any person who, on the date the Plan is effective, shall have been the beneficial owner of at least twenty percent (20%) of the outstanding Common Stock, shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Common Stock; or

             (v) the first day after the first anniversary of the adoption of this Plan by the Board of Directors a majority of the directors comprising the Board of Directors shall have been members of the Board of Directors for less than twenty-four (24) months, unless each director who was not a director at the beginning of such twenty-four (24) month period was either appointed or nominated for election with the approval of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          f. Transfers. No Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution and, in the case of a Non-Qualified Option, as expressly set forth in the Option Documents. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by the Optionee.

          g. Other Provisions. The Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

          h. Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to such Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee except that the consent of the Optionee shall not be required for any amendment made under subsection 6(e) above.

     7. Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased and shall satisfy the securities law requirements set forth in this Section 7.

     Each exercise notice shall (unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933 (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act),
(ii) the Optionee has been advised and understands that (A) the Option Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of an Option should be delayed pending (A) registration under federal or state securities laws or (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of any Option granted hereunder until either such event in A, B, C or D has occurred.

     Notwithstanding any other term of the Plan or anything set forth in any Option Document, no Option granted hereunder shall be exercisable prior to the date that the Plan is approved by the shareholders of the Company, and all Options granted prior to the date of such approval shall terminate on the first anniversary of the Effective Date unless the Plan is approved by the shareholders prior to the first anniversary of the Effective date.

     8. Adjustments on Changes in Common Stock.

          a. In case the Company shall (i) declare a dividend or make a distribution on outstanding shares of its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of its Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of its Common Stock into a lesser number of shares, the number of Option Shares subject to outstanding Options shall be increased or decreased in proportion to the increase or decrease, as the case may be, in the total number of outstanding shares of Common Stock of the Company as a result of such subdivision, combination or reclassification. Such adjustment shall be effective as of the record date of such subdivision, combination or reclassification. Adjustments hereunder shall be made successively whenever any event specified above shall occur.

          b. The aggregate number of shares of Common Stock as to which Options may be granted hereunder shall be adjusted in proportion to any adjustment made in the number of Option Shares covered by outstanding Options pursuant to Section 8(a) above.

          c. In case of any reclassification, recapitalization or other change in the capital structure of the Company affecting its Common Stock, other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in the Common Stock into two or more classes or series of shares), the Optionee shall have the right thereafter to receive upon exercise of this Option solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable in connection with such reclassification, recapitalization or other change by a holder of a number of shares of Common Stock equal to the number of Option Shares for which this Option might have been exercised immediately prior to such event.

          d. In case of a Change of Control of the Company involving a consolidation with or merger of the Company into another corporation (other than a merger of consolidation in which the Company is the continuing or surviving corporation), the Optionee shall have the right thereafter to receive upon exercise of the Option solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of a number of shares of Common Stock equal to the number of Option Shares for which this Option might have been exercised immediately prior to such consolidation or merger.

     9. Amendment of the Plan. The Board of Directors may amend the Plan from time to time in such manner as it may deem advisable, subject to compliance with applicable corporate laws, securities laws and exchange requirements. Notwithstanding the foregoing, any amendment which would change the class of individuals eligible to receive an ISO, extend the expiration date of the Plan, decrease the Option Price of an ISO granted under the Plan or increase the maximum number of shares as to which Options may be granted will only be effective if such action is approved by a majority of the outstanding voting stock of the Company within twelve months before or after such action.

     10. Continued Employment. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ of the Company or an Affiliate, as a member of the Board of Directors, as an independent contractor or in any other capacity.

     11. Withholding of Taxes. Whenever the Company proposes or is required to issue or transfer Option Shares, the Company shall have the right to (a) require the recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

     12. Assumption by Successors. Any agreement providing for a Change of Control involving a consolidation with or merger into another corporation (other than a merger or consolidation in which the Company is the continuing or surviving corporation) shall make express, effective provisions for the assumption of the Company's obligations under this Plan by the surviving or continuing corporation, and/or by the parent of the surviving or continuing corporation in the case of a "triangular" merger in which holders of the Company's Common Stock receive securities of such parent corporation in exchange for or in conversion of the Company's Common Stock.

                        PACIFICHEALTH LABORATORIES, INC.
                         1480 ROUTE 9 NORTH, SUITE 204
                              WOODBRIDGE, NJ 07095
     PROXY -- ANNUAL MEETING OF SHAREHOLDERS -- WEDNESDAY, AUGUST 16, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints Robert Portman and Stephen P. Kuchen, or either of them, proxy, with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated below, all the Common Shares of PacificHealth Laboratories, Inc. held of record by the undersigned on July 10, 2000 at the Annual Meeting of Shareholders to be held on Wednesday, August 16, 2000 or at any adjournment thereof.

1. ELECTION OF DIRECTORS.


/ /  FOR all nominees listed
   below (except as marked to             / /  WITHHOLD AUTHORITY to vote
   the contrary below)                       for all nominees listed below

   INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

 Robert Portman, Stephen P. Kuchen, David Portman, T. Colin Campbell and Irving
                                   Tabachnick

2.PROPOSAL TO APPROVE THE COMPANY'S 2000 INCENTIVE STOCK OPTION PLAN, IN THE
  FORM ATTACHED AS EXHIBIT A TO THE PROXY STATEMENT.

3. PROPOSAL TO RATIFY THE APPOINTMENT OF LARSON, ALLEN, WEISHAIR & CO., LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                / / FOR         / / AGAINST         / / ABSTAIN

                                  (Continued, and to be signed, on Reverse Side)

(Continued from other side)

4. In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS; FOR PROPOSAL 2; FOR PROPOSAL 3; AND IN ACCORDANCE WITH THE PROXIES' JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURMENTS THEREOF.

    Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

                                                     Date: ______________ , 2000

                                                     ___________________________
                                                              Signature

                                                     ___________________________
                                                     Signature, if held jointly